SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                           ------

                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 or 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event reported):

                                      January 13, 1998


                                   SPACEHAB, Incorporated
                   (Exact name of registrant as specified in its charter)


                                         Washington
                          (State or jurisdiction of incorporation)



               0-27206                                   91-1273737
      (Commission File Number)                (IRS Employer Identification No.)




                       1595 Spring Hill Road, Vienna, Virginia 22182
                    (Address of principal executive offices) (Zip Code)


                                       (703) 821-3000
                              (Registrant's Telephone Number)

Item 5.     Other Events

            On January 13, 1998, SPACEHAB, Inc. issued the attached press release.


Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

            The following is being filed as an Exhibit to this report.

      99.1 Press Release of the Registrant, dated January 13, 1998.

                                         SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SPACEHAB, INCORPORATED



                                    By: /S/ MARGARET E. GRAYSON
                                        ------------------------
                                        Margaret E. Grayson
                                        Vice President and CFO
Dated:  January 20, 1998





                                       EXHIBIT INDEX



Exhibit Number        Description of Exhibit

   99.1               Press Release of the Registrant, dated January 13, 1998.